Vanguard Ohio Tax-Exempt Money Market Fund

Supplement to the Prospectus Dated March 29, 2016

Liquidation of Vanguard Ohio Tax-Exempt Money Market Fund

On November 17, 2016, the board of trustees for Vanguard Ohio Tax-Exempt Money Market Fund (the Fund) approved a proposal to liquidate the Fund. Effective as of the close of business on February 15, 2017, the liquidation of the Fund is complete.

In connection with the liquidation, shareholders may receive proceeds that are taxable. For most accounts, annual tax forms to assist you in preparing your income tax returns are distributed for each calendar year early in the following year. Please consult your tax advisor for detailed information about any tax consequences for you.

Any references to the Fund in this Prospectus are hereby deleted.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 96B 022017

Vanguard Ohio Tax-Exempt Money Market Fund

Supplement to the Statement of Additional Information Dated March 29, 2016

Liquidation of Vanguard Ohio Tax-Exempt Money Market Fund

On November 17, 2016, the board of trustees for Vanguard Ohio Tax-Exempt Money Market Fund (the Fund) approved a proposal to liquidate the Fund. Effective as of the close of business on February 15, 2017, the liquidation of the Fund is complete.

In connection with the liquidation, shareholders may receive proceeds that are taxable. For most accounts, annual tax forms to assist you in preparing your income tax returns are distributed for each calendar year early in the following year. Please consult your tax advisor for detailed information about any tax consequences for you.

Any references to the Fund in this Statement of Additional Information are hereby deleted.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 75C 022017